SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549



                        FORM 8-K



               Commission File No.: 0-9503

                     Current Report


                      March 16, 1998
      (Date of Report - Date of Earliest Event Reported)



                 DIGITAL PRODUCTS CORPORATION

         Florida                                   59-1141879
(State or other jurisdiction of                  (IRS Employer
Incorporation or organization)                 Identification No)

                      3001 SW 10th Street
                  Pompano Beach, Florida 33069
            (Address of Principal Executive Offices)


                       (800) 670-7790
               (Registrant's Telephone Number)



     (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of February was filed with the Bankruptcy Court on March 16, 1998.

             UNITED STATES BANKRUPTCY COURT
             SOUTHERN DISTRICT OF FLORIDA
                      MIAMI DIVISION


IN RE:                                   CASE NUMBER

                                         97-21987BKC-RBR

                                         JUDGE RAYMOND B. RAY

DEBTOR.                                  CHAPTER 11


        DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                      FOR THE PERIOD

             FROM   2/1/98    TO    2/28/98



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                        Robert Furr
                                        Attorney for Debtor


Debtor's Address                        Attorney's Address
And Phone Number:                       and Phone Number:

3001 SW 10th Street                     1499 W Palmetto Road

Pompano Beach, FL 33069                 Boca Raton, FL 33486

(800) 670-7790                          (561) 395-0500

            Monthly Financial Report for Business

For the Period Beginning:   2/1/98   and Ending:   2/28/98

Name of Debtor:   Digital Products Corporation
Case Number       97-21987 BKC RBR
Date of Petition: 4/3/97


                                          Current        Cumulative
                                           Month         Petition to Date
1. Cash at Beginning of Period            $  23,156.28   $   60,846.09
2. Receipts:
   A. Cash Sales                                -              -
      Less: Cash Refunds                        -              -
      Net Cash Sales                            -              -
   B. Collections on Post Petition A/R      186,716.27    2,145,122.92
   C. Collections on Pre Petition A/R           -           382,998.55
   D. Other Receipts                          8,850.00       59,076.29
3. TOTAL RECEIPTS                           195,566.27    2,587,197.76
4. TOTAL CASH AVAILABLE FOR
   OPERATIONS (Line 1 + Line 3)             218,722.55    2,648,043.85

5. DISBURSEMENTS
   A. U.S. Trustee Quarterly Fees               -             7,500.00
   B. Net Payroll                            64,092.80      633,659.31
   C. Payroll Taxes Paid                     32,288.09      289,813.32
   D. Sales and Use Taxes                       -               -
   E. Other Taxes                               -            10,190.85
   F. Rent                                    5,000.00       63,084.71
   G. Other Leases                            1,908.34       72,237.16
   H. Telephone                               2,687.00      238,194.48
   I. Utilities                                 -               -
   J. Travel & Entertainment                 14,231.63      148,721.19
   K. Vehicle Expenses                          -               -
   L. Office Supplies                         3,033.79       20,656.03
   M. Advertising                               -            13,850.57
   N. Insurance (Attachment 7)                4,700.82      113,743.47
   O. Purchases of Fixed Assets                 -            63,324.62
   P. Purchases of Inventory                 17,737.39      353,902.05
   Q. Manufacturing supplies                    -               -
   R. Repairs and Maintenance                   -             1,559.21
   S. Payments to Secured Creditors             -               -
   T. Other Operating Expenses               47,007.63      591,571.82
      (Attach List)
6. TOTAL CASH DISBURSEMENTS                 192,687.49    2,622,008.79
7. ENDING CASH BALANCE
   (LINE 4 - LINE 6)                       $ 26,035.06     $ 26,035.06


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 13th day of March 1998. ____________________

            Monthly Financial Report for Business

For the Period Beginning:   2/1/98   and Ending:   2/28/98

Name of Debtor:   Digital Products Corporation
Case Number       97-21987 BKC RBR
Date of Petition: 4/3/97



          OTHER RECEIPTS
                                               Current       Cumulative
                                               Month           to Date
IL Unemployment Refund                           -               701.08
Employees                 Shipping               -                22.25
AT&T Refund                                      -               172.98
Various                   Misc Income            -             1,197.38
Genesee County            Payment in Error       -             1,622.00
COD                       Supplies/Other         -             2,357.37
EMS                       Cash Advance           -            24,900.00
APT                       Refund deposit         -            10,000.00
Various                   Tax refunds            -               257.51
State of Utah             Receipt in error       -             4,750.20
                          Void Checks            -               245.52
NASDAQ                    Refund                 -             4,000.00
Judy Sundberg             Advance              8,850.00           -
                                              $8,850.00      $59,076.29

                      Monthly Financial Report for Business

           For the Period Beginning:   2/1/98   and Ending:   2/28/98

Name of Debtor:   Digital Products Corporation
Case Number       97-21987 BKC RBR
Date of Petition: 4/3/97



          OTHER OPERATING EXPENSES
                                                            Current      Cumulative
                                                             Month         to Date

Tax Acct       Bank Charge           Service Charges           67.46        255.96
Barnett Bank     Bank Charge           Wire Transfer Fees       -            75.00
Operating Acct Bank Charge           Service Charges          242.21        984.28
Payroll Acct   Bank Charges          Service Charges           17.80        188.86
               Kinko's               Copies for Tracking        -           654.67
               Postage               Next Day Mailing           -            56.75
               Subcontractors        Installers             1,784.70     27,880.38
               Corporate License Fees                           -           330.00
               Computer Programmer                          1,525.00     41,237.98
               Subcontractors        Labor                 33,171.74    148,488.62
               Freight                                      3,030.46     73,924.82
               Transfer Agent/Other                           171.00     29,075.25
               Patent Renewals                                  -        13,289.00
               Refund (ck Rec in Error)                         -         6,362.20
               Advance Payment       Repayment                  -        24,900.00
               Various               Medical Claims           616.00      2,451.88
               Subcontractors        Computer Supplies          -           498.18
               S. Kapila             Interim CFO                -        10,469.05
               L. Martin             Commission                 -         1,000.00
               T. Snellings          Consult/Comm           4,583.32     18,979.15
               Various               Network Support            -        10,534.33
               Various               Move Expense               -         7,006.60
               SGSG                  Advance                    -        18,786.09
               Competatech/Others    Training                 447.94      2,729.39
               Employees             Mileage                    -           168.44
               Employees             125s Reimbursement         -         2,588.00
               Corporate Systems     CCSN Deposit               -        61,612.96
               Mike Luther           Expense Advance        1,350.00     12,556.10
               Peggy Conway          Expense Advance            -         2,000.00
               USCF                  Fees                       -           500.00
               Various               Deposits                   -        40,500.00
               EMS                   Commission                 -         2,843.25
               Bank of Kaukauna      Utah lease                 -        15,044.63
               Argentina Consultants consulting           __________     13,600.00

                                     Total                $ 47,007.63   591,571.82


                           ATTACHMENT 1

       MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


ACCOUNTS RECEIVABLE AT PETITION DATE:          $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

       Beginning of Month Balance             $  611,371.82
       Plus: Current Month New Billings          272,530.64
       Less: Collections during the Month        186,716.27
       End of Month Balance                   $  697,186.19


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days     31-60 days    61-90 days   Over 90      Total
                                       Days
$265,234.50   100,859.96    51,372.68    95,146.76  $512,613.90

                                ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.


Date      Days
Incurred  Outstanding Vendor                Description       Amount
24-Apr-97             Millward & Co.         Audit               150.00
dispute
9-Feb-98   19         Constant Elec. Serv.   Wiring              116.50
28-Feb-98  1          Competatech            Training            168.75
16-Feb-98  12         Stock Elec.            Freight             224.28
26-Feb-98  2          Carl Marjolis          Consulting          693.75
2-Feb-98   26         AT&T                   Phones            3,053.88
28-Feb-98  1          TCG                    Telephone         2,308.25
23-Feb-98  5          LCI                    Long Distance       593.96
3-Feb-98   25         LCI                    Long Distance    14,502.58
11-Feb-98  17         American Design        Contract Labor    3,132.17
18-Feb-98  10         American Design        Contract Labor    3,133.61
25-Feb-98  3          American Design        Contract Labor    3,072.43
2-Feb-98   26         xiNETix                Contract Labor    6,287.87
7-Feb-98   21         United Parcel Service  Freight             550.84
14-Feb-98  14         United Parcel Service  Freight             785.53
21-Feb-98  7          United Parcel Service  Freight             649.53
28-Feb-98  1          United Parcel Service  Freight           2,769.24
27-Feb-98  2          Accounting Resources   Contract Labor      690.31
25-Feb-98  3          Liberty Court Travel   Airfare           6,173.28
15-Feb-98  13         Frank Garner           Installer           265.00
15-Feb-98  13         Albani LaPorte         Installer           393.23
15-Feb-98  13         Triple S Trans.        Freight           2,140.17
28-Feb-98  1          Frank Garner           Installer           275.00
28-Feb-98  1          Albani Laporte         Installer           240.82
28-Feb-98  1          Employees              Reimburse Exp.   10,964.30
                                                            $ 63,335.28

        ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report           $  6,708.57
Plus: New Indebtedness Incurred This Month            3,185.28
Less: Amount Paid on Prior Accounts Payable           6,558.57
End of Month Balance                                $63,335.28

Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                     Number       Total
                                     of Post      Amount of
Secured     Date                     Petition     Post Petition
Creditor/   Payment      Payment     Payments     Payments
Lessor      Due          Amount      Delinquent   Delinquent

None

                                ATTACHMENT 3


Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:    $148,780.63

INVENTORY RECONCILIATION:

     Inventory Balance at Beginning of Month    $142,801.55
     Inventory Purchased during Month             17,737.39
     Inventory Used or Sold                       25,631.25
     Inventory on Hand at End of Month          $134,907.69


METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.






FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:   $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month   $720,062.29
    Less: Depreciation Expense                    34,963.00
    Plus: New Purchases                         ___________
    Ending Monthly Balance                      $685,099.29

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                 ATTACHMENT 4

                         MONTHLY BANK RECONCILIATIONS


Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


BANK:         Comerica Bank & Trust          BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCT NUMBER:  1811006533
PURPOSE OF ACCOUNT:  Operating Account

     Beginning Balance              $  22,662.38
     Total of Deposits Made           195,566.27
     Total Amount of Checks/Wires      95,979.13
     Service Charges                      242.21
     Transfers to Other Accounts       96,491.24
     Closing Balance                $  25,516.07


Number of First Check Written This Period      1831
Number of Last Check Written This Period       1908

Total Number of Checks Written This Period       74
Total Number of Wire Transfers                    4
Voided Checks This Period                         4
                                Total            82


BANK:         Comerica Bank & Trust          BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCT NUMBER:  1811006541
PURPOSE OF ACCOUNT:  Payroll Account

     Beginning Balance               $      310.13
     Total of Deposits Made              64,203.15 Transfers in
     Total Amount of Checks Written      63,795.20
     Service Charges Payroll Depot          297.60
     Service Charges                         17.80
     Transfers to Other Accounts              0.00
     Closing Balance                  $     402.68


Number of First Check Written This Period      670
Number of Last Check Written This Period       719

Total Number of Checks Written This Period      50
Plus Manual Checks                               0
                      Total                     50

Plus Direct Deposits                            56 Items
                      Total                    106 Items

                               ATTACHMENT 4

                       MONTHLY BANK RECONCILIATION

Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


BANK:         Comerica Bank & Trust          BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCT NUMBER:  1811006558
PURPOSE OF ACCOUNT:  Tax Account

     Beginning Balance               $     183.77
     Total of Deposits Made             32,288.09 Transfers in
     Total Amount of Checks Written     32,288.09 Transfers out
     Service Charges                        67.46
     Transfers to Other Accounts             0.00
     Closing Balance                 $     116.31

                             ATTACHMENT 5

                            CHECK REGISTER

Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


BANK:         Comerica Bank & Trust          BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCOUNT #:    1811006533
PURPOSE OF ACCOUNT:  Operating Account

Date     Check #     Payee                    Purpose                   Amount
2/2/98   1831        Travis Snellings         Consulting/Expenses      1,306.64
         1832        Void
2/2/98   wire        Dale Conrad              Inventory HMU-4's        5,202.24
2/3/98   1833        Dadan Packaging          Boxes                    1,058.00
2/3/98   1834        Dadan Packaging          Boxes                       83.95
         1835        Void
         1836        Void
2/3/98   1837        Frank Garner             Installer                  300.00
2/3/98   1838        Dan Farley               Installer                  285.00
2/3/98   1839        Albani Laporte           Installer                  974.70
2/3/98   1840        Colleen McCoy            Office Supplies            259.78
2/3/98   1841        US West                  Telephone                2,271.63
2/3/98   1842        Self Storage             Offsite Storage          1,142.00
2/3/98   1843        American Design          Contract Labor           2,175.40
2/1/98   1844        Trammel Crow             Travel                     939.00
2/3/98   1845        Liberty Court Travel     Airfare                  3,090.04
2/3/98   1846        Frank Garner             Installer                  225.00
2/3/98   1847        Annette Chandler         Supplies                    24.99
2/3/98   1848        The Packaging Store      Freight                    451.00
2/4/98   1849        US Postmaster            Postage                     96.00
2/5/98   1850        Dr George Williams       Medical claim              616.00
         1851        Void
2/6/98   1852        Ken Virgillito           Travel expense             346.12
2/6/98   wire        SMA, Inc.                Consulting              12,500.00
2/6/98   1853        Office Depot             Office Supplies            164.93
2/6/98   1854        Industrial Assembly      Straps                   2,380.00
2/6/98   1855        Telnet Data Group        Repair Parts               827.50
2/6/98   1856        Marshall Industries      Repair Parts                38.00
2/9/98   1857        Key Leasing              Furniture Rent             500.00
2/9/98   1858        Travis Snellings         Consulting/Expenses      1,225.19
2/9/98   1859        Big Sam's Lock & Safe    Repairs                    118.72
2/9/98   1860        Data Duplicating Corp.   Shipping charges           222.25
2/9/98   1861        KBS, Inc.                Rent                     5,000.00
2/9/98   1862        Accounting Resources     Contract labor             500.00
2/9/98   1863        Competatech              Support                    204.19
2/9/98   1864        Competatech              Support                    243.75
2/9/98   1865        General Furniture        Travel                     134.90
2/9/98   1866        United Parcel Service    Freight                  2,322.61
2/9/98   1867        Gevalia Cafe             Office Supplies             31.85
2/9/98   1868        Brian Deutch             Travel                     702.73
2/9/98   1869        Interactive Microsys.    Repair Supplies            200.00
2/9/98   1870        Reliance Stand. Ins.     Employee Insurance          46.22


                            ATTACHMENT 5

                           CHECK REGISTER

Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


BANK:         Comerica Bank & Trust          BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCOUNT #:    1811006533
PURPOSE OF ACCOUNT:  Operating Account

Date     Check #     Payee                    Purpose                   Amount

2/9/98   1871        CarnoTel, Inc            Telephone                   74.51
2/9/98   1872        American Design          Contract Labor            2,370.42
2/9/98   1873        FedEx                    Freight                      12.00
2/9/98   1874        Riscorp of Florida       Workcomp                  1,009.58
2/9/98   1875        Midwest Benefit          Health Insurance          3,129.02
2/9/98   1876        Charles Nora             Contract Labor            1,019.70
2/9/98   1877        Peggy Conway             Expenses                  2,253.43
2/9/98   1878        Office Depot             Supplies                     67.89
2/9/98   1879        Judy Sundberg            Travel                      119.65
2/10/98  1880        Doug Hogmire             Travel                    1,286.47
2/10/98  1881        Electronic Filings       SEC Filing                  171.00
2/10/98  1882        Telnet Data Group        Repair Parts              1,900.00
2/11/98  1883        Tele-Solutions           Phone lines                  65.00
2/11/98  1884        Time Ins. Co.            Health Insurance            516.00
2/12/98  1885        Ken Virgillito           Office Supplies              79.00
2/13/98  1886        Liberty Court            Telemarketing               650.00
2/24/98  1887        Travis Snellings         Consulting                1,145.83
2/24/98  wire        SMA, Inc.                Consulting               12,500.00
2/24/98  1888        Liberty Court            Airfare                   5,604.77
2/16/98  1889        Travis Snellings         Consulting                1,145.83
2/16/98  1890        Sandra Umana             Repairs                     120.00
2/16/98  1891        Victor Flores            Programming               1,525.00
2/16/98  1892        Peggy Conway             Expenses                    230.16
2/16/98  1893        Charles P Nora           Consulting/Expenses         234.14
2/16/98  1894        Telogy                   Equipment Rent              131.44
2/16/98  1895        PageNet                  Pagers                      275.86
2/16/98  1896        Acme Typewriter          Repairs                      50.00
2/16/98  1897        DHL Worldwide            Freight                      22.60
2/16/98  1898        Annette Chandler         Supplies                     10.60
2/16/98  1899        Penny Woods              Expenses                     34.07
2/17/98  1900        Industrial Assembly      Straps                     2,380.00
2/17/98  wire        Craig Shipp              Website                    2,200.00
2/19/98  1901        Mike Luther              Expense Advance            1,350.00
2/26/98  1902        US West                  Advertising                   35.00
2/27/98  1903        Tom Harmon               Expenses                       7.75
2/27/98  1904        Dadan Packaging          Boxes                        520.00
2/27/98  1905        Renata Batteries         Batteries                  3,010.40


                              ATTACHMENT 5

                             CHECK REGISTER

Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


BANK:         Comerica Bank & Trust          BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCOUNT #:    1811006533
PURPOSE OF ACCOUNT: Operating Account


Date     Check #     Payee                    Purpose                   Amount

2/27/98  1906        Marshall                 Parts                       38.00
2/27/98  1907        Precision Dynamics       Repair Parts               299.30
2/27/98  1908        Office Depot             Supplies                   174.38


                                                     Total           $95,979.13


                           ATTACHMENT 5
                          CHECK REGISTER

Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98

BANK:         Comerica Bank & Trust          BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCOUNT #:    1811005541
PURPOSE OF ACCOUNT:  Payroll Account


Date     Check #                   Payee      Purpose      Amount
2/6/98   670-683+15 direct dep     Employees  Payroll      $17,705.62
2/13/98  684-694+14 direct dep     Employees  Payroll       15,011.22
2/20/98  695-705+14 direct dep     Employees  Payroll       14,956.58
2/27/98  706-719+13 direct dep     Employees  Payroll       16,121.78

                                   Sub Total Payroll        63,795.20

February                     Payroll Depot Serv. Chg.          297.60

                             Grand Total                   $64,092.80



                              ATTACHMENT 5

                             CHECK REGISTER


Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


BANK:         Comerica Bank & Trust          BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCOUNT #:    1811006558
PURPOSE OF ACCOUNT:  Tax Account

Date      Check #       Payee              Purpose           Amount

2/6/98    transfer      Payroll Depot      payroll taxes     $ 8,610.47
2/13/98   transfer      Payroll Depot      payroll taxes       7,790.29
2/20/98   transfer      Payroll Depot      payroll taxes       7,720.35
2/27/98   transfer      Payroll Depot      payroll taxes       8,166.98
                                                             $32,288.09


                             ATTACHMENT 6a

                           Monthly Tax Report


Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


                 TAXES PAID and ACCRUED DURING MONTH

Date         Bank            Description           Amount
2/6/98   Comerica Bank     FED WH              $ 3,837.79
                         FICA                    3,060.73
                         MEDICARE                  715.81
                         FUTA                       96.13
                         IN WH                      75.69
                         MN WH                      21.58
                         NE WH                     314.14
                         FL SUTA                   301.18
                         MN SUTA                    12.93
                         NE SUTA                    84.03
                         WA SUTA                    90.46
                                               $ 8,610.47

2/13/98  Comerica Bank   FED WH                $ 3,474.03
                         FICA                    2,700.32
                         MEDICARE                  631.53
                         FUTA                       87.65
                         IN WH                      75.69
                         MN WH                      21.58
                         NE WH                     314.14
                         FL SUTA                   356.08
                         MN SUTA                    12.93
                         NE SUTA                    84.03
                         WA SUTA                    32.31
                                               $ 7,790.29

2/20/98  Comerica Bank   FED WH                $ 3,426.42
                         FICA                    2,649.20
                         MEDICARE                  619.57
                         FUTA                       84.35
                         IN WH                     140.29
                         MI WH                      30.80
                         MN WH                      21.58
                         NE WH                     314.14
                         FL SUTA                   290.19
                         MI SUTA                    14.54
                         MN SUTA                    12.93
                         NE SUTA                    84.03
                         WA SUTA                    32.31
                                               $ 7,720.35


2/27/98   Comerica Bank  FED WH                $ 3,637.60
                         FICA                    2,822.08
                         MEDICARE                  659.98
                         FUTA                       91.20
                         IN WH                      75.69
                         MD WH                      42.66
                         MI WH                      30.80
                         MN WH                      21.58
                         NE WH                     314.14
                         FL SUTA                   315.64
                         MD SUTA                    21.23
                         MI SUTA                    14.54
                         MN SUTA                    12.93
                         NE SUTA                    74.60
                         WA SUTA                    32.31
                                               $ 8,166.98

                         Total                 $32,288.09

                          ATTACHMENT 6b


Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


                       TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 1/31/98. Period: 4th Quarter returns


Name of Taxing  Date Payment  Description          Amount
Authority         Due
Fed Taxes         02/11/98   Fed WH/Fica/Medicare  $7,614.33 Pd
Fed Taxes         02/18/98   Fed WH/Fica/Medicare   6,805.88 Pd
Fed Taxes         02/25/98   Fed WH/Fica/Medicare   6,695.19 Pd
Fed Taxes         03/04/98   Fed WH/Fica/Medicare   7,119.66 Pd
FUTA              04/30/98   Fed unemployment tax     999.14
IN WH             03/15/98   IN WH                    367.36
MD WH             03/15/98   MD WH                     42.66
MI WH             03/15/98   MI WH                     61.60
MN WH             03/15/98   MN WH                     86.32
NE WH             03/15/98   NE WH                  1,256.56
FL SUTA           04/30/98   FL unemployment        3,581.54
IN SUTA           04/30/98   IN unemployment          189.01
MD SUTA           04/30/98   MD unemployment           21.23
MI SUTA           04/30/98   MI unemployment           29.08
MN SUTA           4/30/98    MN unemployment          116.37
NE SUTA           04/30/98   NE unemployment        1,236.81
WA SUTA           04/30/98   WA unemployment          187.39

                         ATTACHMENT 7

         SUMMARY OF PERSONNEL & INSURANCE COVERAGES


Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:   2/1/98   and Ending:   2/28/98


Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:      Title         Amount Paid      Travel Adv.
Richard Angulo        Pres/COO      $ 14,769.20      $    -
Michael Luther        CEO/Chairman     9,230.80        1,350.00
Bryan Brown           CFO/Secy         6,153.84           -


                        PERSONNEL REPORT

                                             Full Time Part Time
Number of employees at beginning of period       23        1
Number hired during the period                    1        1
Number converted to full time                     -        -
Number terminated during the period               -        -
Number of employees on payroll at the
  end of period                                  24        2



                   CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.

Carrier           Agent & Phone #     Policy #      Coverage  Expiration    Date
                                      Type                    Date          Premium
                                                                            Due

Riscorp of FL     Alexander & Alex    12924         WC        4/1/98        2/2/98
                  305-279-7870
VA Riscorp        Dade Underwriters   40076         WC        3/1/98        2/2/98
                  954-462-1304
Reliance Stand.   Mahoney & Asso.   LTD097814       LTD       8/1/97        2/2/98
Life Insurance    954-763-7971
Gotham Ins.       Seitlin Ins.      MM014842LP296  Comp. Gen'l  6/1/98      paid
                  305-591-0090                     Liability
Nat'l Union Fire  Seitlin Ins.      BE9327676      Umbrella     6/1/98      paid
Ins. Co. of Pitt. 305-591-0090                     Liability
Pacific Ins. Co.  Seitlin Ins.      ZG0008872      Property     5/1/98      paid
                  305-591-0090
Fidelity & Dep.   Seitlin Ins.      CCP0033867     Crime        5/1/98      paid
                  305-591-0090
Mutual of         Midwest Emp. Ben. 266 MBPT    Health & Dental 10/1/98     2/2/98
Omaha


                         ATTACHMENT 8

       SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD












































The Company filed its Second Plan of Reorganization and Disclosure Statement on February 18, 1998.